UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - April 30, 2017

Item 1: Shareholder Report

Alpine

Global Premier Properties Fund

April 30,

2017

Semi-Annual Report

Alpine Global Premier Properties Fund (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (the ’’SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of Fund performance, the Fund expects such distributions to correlate with its performance over time. However, there is no assurance that the Fund will be able to do so. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code of 1986, as amended. Over time, the Fund expects that the distribution rate in relation to the Fund’s net asset value (“NAV”) will approximately equal the Fund’s total return in relation to the Fund’s NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

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Alpine View
April 30, 2017

Dear Shareholders:

We are pleased to present the semi-annual reports for the Alpine Mutual Funds. The past six months have seen a significant market impact from the election of Donald J. Trump as President. During the ten weeks following the election, the combined agenda of the President and the Republican Congress gave market participants hope that the economy would receive significant fiscal stimulus with a focus on improving corporate earnings. However, at this juncture, roughly six months past the election, no notable legislation has been passed and the prospect of additional economic stimulus seems questionable.

Nevertheless, capital markets continued to trade at strong levels. The overall economic trajectory continues on its slow but steady course of improvement. In fact, corporate profits of many companies have been improving over the past year, following the aftermath of the commodity cycle collapse in 2015. It’s worth noting that over the long term, jobless claims have declined from their nadir of 665,000 new claimants for unemployment per month in March of 2009 to 232,000 in April 2017. This is the lowest number since March of 1973, and well below the 50 year average of 358,000 jobs lost. While business layoffs have declined, stronger hiring patterns represented by job openings across all industries are essential. Job openings have been holding at an average annualized level of 5,655,000 since the beginning of 2016, which is the highest level since December of 2000 when the Bureau of Labor Statistics survey commenced. Notably, the economy has added 16 million jobs since the cycle low point at the end of 2009, growing 1.67% per year to 146 million non-farm jobs. This is even faster than the prior economic expansion from late 2003 through 2007 when the U.S. added 1.43% new jobs per year. However, if we go back almost 17 years to the end of the DotCom bubble in 2000 when non-farm payrolls registered 133 million jobs, the economy has only grown employment by 0.59% per year over. That is a far cry from the previous extended period from 1982, when interest rates started coming down, through December of 2000 as the economy added over 43 million jobs. For that period, non-farm jobs grew at approximately 2.25% per year over an 18 year stretch (Source: Bloomberg). Thus, it is understandable why many Americans believe, that our economy has stagnated, and are hoping for the return to growth reminiscent of their younger days.

Even, the often mentioned underemployment level, which also includes part-time and marginally employed people, has only recently fallen below the 10% level down to 8.6% from the high of 17.1% in early 2010. Notably, this current level is about the same as the average from the decade between 1997 and 2007 before the economic and financial collapse in 2008. Although auto sales have come off historically strong levels, new home sales continue its steady recovery. For all these reasons, we believe the United States is poised to generate continued overall strength in its economy despite the ongoing headwinds from globalization and excess productive capacity abroad. Nonetheless, we have yet to overcome those factors which have contributed to a delayed capital expenditures (capex) cycle outside of regions and industries dominated by technological hubs or major trans shipments such as ports for goods and commodities. Thus, Alpine believes that the prospect for a return to wage growth is improving, which may become meaningful over the next year or so. This could lead to higher prices and perhaps rising interest rates.

Early in the year, Alpine presented a podcast in which several portfolio managers raised the question “Trump Change or Chump Change?” in assessing the direction of the market. We think that the President’s rhetoric focused many investors on the prospect of rising interest rates and corporate capex in response to a strengthening economy. However, his administration’s agenda for tax reductions, regulatory reform and infrastructure spending (which we believed could have been a significant catalyst for growth) has since floundered. The administration’s ineffectiveness in working with an aligned Congress and the inability to staff many government appointments during the first few months of the Trump Presidency has put into question whether much, if anything, will be accomplished before the prospect of mid-term elections absorbs the House of Representatives. For now, we expect minimal change unless somehow Republicans and Democrats can find common ground on long term economic programs such as infrastructure regeneration. Thus, the United States appears to be back in a state of governmental gridlock, much like the prior eight years, where low rates dominated the financial markets and business cycles. The Federal Reserve (Fed) will likely continue to seek opportunities to normalize interest rates, boosting 25 basis points at a time as the economy and markets permit, over the next 12-18 months. However, the Fed’s so called “dot plot” graph, projecting future interest rates, may shift lower and slower yet again.

Even with moderating prospects, the United States is still leading the world economically, albeit at a slow pace. That said, we see some positive fundamental changes in Japan after nearly two decades of stagnation, and China remains a major industrial force even though it is growing more slowly and must work through its internal financial restructurings over the next number of years. While Europe still appears to be some three or four years behind the United States in terms of job growth and strengthening its banking systems, Germany is leading the Eurozone forward.

It is notable that President Trump’s international policies, specifically, rejecting the Trans-Pacific Partnership and not confirming Article 5 of the North Atlantic Treaty Organization (NATO) – to defend members under attack – may weaken the economic and international prominence of our country. Unless new policy initiatives or alignments could be established, China and Germany, and possibly Japan and even Russia may fill leadership, trade and economic voids that we abandon.

We believe that the equity markets and bond markets should gradually move towards higher interest rates, albeit, the risk of an inflationary shock to both seems much more remote now than it has anytime over the last few years. Nevertheless, we expect the markets to climb the ‘wall of worry’ between the risk of slowing down a little too much or speeding up a little too much. This could enable a significantly longer economic cycle than we have experienced in quite

Semi-Annual Report (Unaudited) | April 30, 2017	1

Alpine View (Continued)
April 30, 2017

a while. So, the current seven year expansion could last easily for another two to three years and, possibly, longer. This suggests that investors using fixed-income and equity income strategies might still be able to achieve reasonable total returns even if interest rates rise at a modest annual pace. Meanwhile, equity investors will likely still seek growth in companies that are able to expand market share or apply innovative technology to traditional industries. For example, we highlight autonomous cars, drones, power generation, as well as new fields of endeavor, such as “Big Data” and the ever evolving field of bio-pharma research. Ultimately, those companies or entrepreneurs who can affect fundamental change to transform the way we work, play, learn, feed, entertain and protect ourselves, will likely continue to see great opportunities. Our job at Alpine is to find those companies which can capitalize on such growth, as well as invest in underappreciated businesses which can excel in more traditional or mundane segments of the economy which may offer ongoing value and growth opportunities for investors.

Even though we have enjoyed solid performance by many of our Funds over the past fiscal period, we will continue to explore new ways to add value and attempt to reward your support for our endeavors. We appreciate your interest and look forward to reporting to you at the end of the next fiscal period. Meanwhile, feel free to visit our website for periodic updates on our thinking.

Sincerely,

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Manager Commentary
April 30, 2017

Dear Shareholders:

We present the 2017 Semi-Annual report for the Alpine Global Premier Properties Fund (AWP). For the 6 month period ended April 30, 2017, the net asset value (NAV) per share was $6.81 versus $6.38 for the prior period, which, in combination with the distribution of $0.30 per share, produced a total return of 12.64% compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Global Real Estate Index of 4.28% over the same time period. Over the same period, AWP’s market price was $6.08 versus $5.28 for the prior period, which in combination with the $0.30 per share distribution, produced a total return of 21.52%. The Fund’s shares traded at an average discount to net asset value of 15.65% during the 6 month period.

Performance Drivers

The Semi-Annual period kicked off a week before Trump’s unexpected election victory and ended as the clock was winding down on his first one hundred days in office. Over those six months, global real estate equity returns underperformed the broader market by a wide margin but exhibited a degree of resilience in the face of a series of geopolitical shocks, mounting macroeconomic uncertainties and the imminent threat of Federal Reserve (Fed) action. The Trump election immediately ignited expectations for an expansionary fiscal policy which set off a backing up of global yields as the reflationary impulse drove a reflexive sell off of bond proxies including real estate investment trusts (REITs). The dramatic sell off of the so-called interest rate sensitive sectors proved to be short lived and offered a good opportunity for active managers to accumulate oversold stocks. There were further headwinds on the horizon as the Fed hiked rates in December and March, but shares continued to grind out positive returns. Underpinning performance during the period was the reflation trade, particularly in emerging Asia, driven by resurging cyclical momentum in China. This was offset modestly toward the end of the period as increasing political noise and legislative defeats tempered market sentiment for a near-term payoff from the Trump trade.

At the country level, the U.S. REIT sector as a whole significantly lagged the broad market as expectations for a steepening yield curve continued to present a headwind for the group as the 10-year Treasury yield shifted from 1.83% to 2.28% on a sequential basis. However there was notable dispersion of returns as sectors exhibiting pricing power, such as data centers, outperformed those sectors experiencing concerns over backfilling vacant space, leasing spreads and pressure on cap rates, such as malls and strip centers. Retail store closings dominated headlines, which added further pressure to the mall and shopping center stocks. In Japan, the developers and Japan REITs (JREITs) lagged the market as uncertainty over Bank of Japan (BoJ) policy, an appreciating yen and fading tailwinds on the reflation trade weighed on the shares. The FTSE EPRA/NAREIT Developed Europe Index saw strong absolute returns but underperformed on a relative basis primarily due to the strength of financials across many of the broader indices, the lack of visibility on Brexit negotiations and concerns over election outcomes, most importantly in France. Once again there was notable dispersion at the country level with Sweden and the U.K. outperforming versus relative weakness in France and Germany. In the U.K., the real estate securities posted an impressive rally toward the end of the period, easily eclipsing the more-than respectable performance of the broad index. Coming up on the one-year anniversary of the historic Brexit vote, there are still few signs of stress in the London commercial market. In fact, recent transactions such as the sale of Facebook’s headquarters (Rathbone Square) and the sale of the Cheesegrater (the Leadenhall building) have been supportive of valuations and have prompted a spate of special dividend payments from the proceeds. Yields appear to have stabilized and occupier demand has underpinned resilient top line rental values, however incentives are increasing while lease durations and break year options are coming in. Nonetheless, Brexit risks remain front and center and share volatility could swing based on sentiment toward the negotiations and any news of financial sector tenants shifting personnel out of London. The Australian REIT (AREIT) market was resilient yet underperformed the broader market as it too was a casualty of the threat of the back up in interest rates. Finally, emerging market (EM) real estate saw strong overall results despite expectations for further rate hikes from the Fed, fears over protectionist trade policies from the Trump administration and geopolitical tensions ramping up in North Korea, Brazil, Turkey and the Middle East.

Portfolio Overview

The portfolio’s top ten holdings shifted notably during the period as only five of the ten holdings remained. In aggregate, the top ten represented 27.35% of the portfolio versus 25.80% in the sequential period. The Chinese developer and mall operator China Resources Land, the Japanese asset managers Kenedix and Ichigo, the Irish REIT Green and the energy infrastructure company TerraForm Power dropped out of the top ten. They were replaced by the global business center operator IWG (formerly Regus), the data center operators CyrusOne and Equinix, Hispania the Spanish SOCIMI (local REIT) and the U.S. mall REIT Simon Property. Other noteworthy adjustments to the portfolio included establishing a position in U.K.-based real estate service company Purplebricks, as well as increasing exposure to Germany through the purchase of Patrizia and to Japan through positions in the real estate services company Open House and the JREIT Resort Trust. The Fund also participated in secondary offerings for a Spanish SOCIMI Axiare and the French homebuilder Kaufman et Broad. The purchases were funded by reducing exposure to select JREITs and Chinese residential developers.

The Fund’s country allocations adjusted during the period as our assessment of the macroeconomic conditions, stock valuations, investment opportunities and risks continued to evolve. The Fund maintained its underweight in the United States but narrowed it considerably, primarily through the addition of select datacenter REITs to the portfolio. The Fund’s next largest exposure is in Japan, where the portfolio pared back its significant overweight, focusing on a reassessment of our JREIT exposure. While the economic data out of Japan has not met expectations, we remain encouraged by a modest recovery in real estate fundamentals, potential policy

Semi-Annual Report (Unaudited) | April 30, 2017	3

Manager Commentary (Continued)
April 30, 2017

tailwinds and continued strength in the physical property market. Indeed, CBRE released property investment volume data for Q1 2017 which rose 51% year over year (YoY), the strongest print since 2014. The Fund’s third largest allocation was to Ireland, which supplanted the U.K., as a potential beneficiary of the fallout from Brexit and shifting of personnel out of London.

The Fund maintained its overweight to EMs but trimmed its positioning during the period. The most noteworthy shifts were in China/Hong Kong, India and specific Association of Southeast Asian Nations (ASEAN) markets. The allocation across the ASEAN markets, primarily in Thailand and the Philippines, was reduced due to our assessment of growth prospects and valuation levels, while positions in China/Hong Kong were pared back to reflect our lack of conviction for the Hong Kong housing market and tactical caution regarding the Chinese government reining in its aggressive level of policy stimulus. India remains a fundamentally attractive market but the Fund modestly pared back its large overweight after valuations for select securities approached fair value and concerns over pending goods and services tax (GST) implementation. Nonetheless, India continues to present a potentially interesting risk/reward dynamic over a longer term view. The aggressive reform agenda can bear fruit over time and the headwinds facing many of the real estate developers could dissipate in our view if earnings recover and credit becomes more accessible. The issuance of a REIT structure in India is closer to becoming a reality, which could provide much needed capital to de-lever balance sheets and bring greater diversification to the sector as a whole. In Brazil, we reduced exposure due to valuation and ongoing political risk. The Fund remains underweight to Hong Kong, Australia and Canada. Finally, the Fund hedged its currency exposure to the yen, euro and pound. We have also used leverage in the execution of the strategy of the Fund.

Top Contributors

The top five contributors to the Fund’s absolute returns over the period under discussion were Global Logistic Properties (GLP), IWG, Colony Capital, CyrusOne and Two Harbors.

•	GLP is a Singapore-based owner, developer and manager of logistics assets in China, Japan, Brazil and the US. The company is in the midst of evaluating at least three potential buyout bids from Blackstone, Warburg Pincus and a management-led consortium, which has narrowed the discount to NAV significantly.

•	IWG (formerly Regus) is one of the pioneers and global leaders in flexible workspace solutions. The shares are recovering after a challenging 2106 which saw a slower pace of network expansion and margin pressure on the mature portfolio. Early operating evidence suggests that these trends are reversing and the shares are beginning to reflect this recovery as well as the company’s attractive organic growth prospects.

•	Colony Capital, was one company in a tri-party merger with NorthStar Asset Management and NorthStar Realty Finance, which was completed on January 10, 2017. The shares increased in value in anticipation of the creation of one of the largest real estate investment platforms. The new entity was included in the MSCI U.S REIT Index on January 12, 2017.

•	CyrusOne is an owner, developer and operator of data centers located in the United States, the U.K. and Singapore with a concentration in Texas and Ohio. The sector is currently enjoying robust demand trends and the company has an established track record for capturing that growth through development and mergers and acquisitions (M&A). Lease up trends continue to track favorably and management recently increased top line and funds from operation (FFO)/share guidance.

•	Two Harbors, a residential mortgage REIT in the U.S., focuses primarily on agency and non-agency mortgage-backed securities (MBS). A good growth trajectory in core earnings and book value per share drove a dividend increase and underpinned strong returns during the period. Management recently announced a spin-off of its commercial real estate into a newly formed REIT, Granite Point Mortgage Trust, which has raised expectations for a special dividend payment.

The top five negative contributors to the Fund’s performance during the period were Ichigo, Colony NorthStar, Simon Property Group, Invincible Investment and Fibra Uno.

•	Ichigo, is an asset manager in Japan. Share performance was weak as management conservatively guided for its first profit decline in six years due to temporary delays in asset sales to its JREITs and infrastructure fund. Its underlying asset management business appears to be able to continue to grow and Ichigo potentially can support the shares through buybacks and cash dividends.

•	Colony NorthStar is a REIT that resulted from a recently-completed merger between Colony Capital, NorthStar Realty and NorthStar Asset Management. The pre-merger entity Colony Capital is included in the top five best performers above. Weakness after the completion of the merger was due primarily to concerns over integration risk and the potential for short-term deterioration in earnings quality which led to a reduction in management’s 2017 outlook.

•	Simon Property Group, a U.S. REIT, is one of the largest owners and operators of malls and premium outlets globally. On the ground metrics, such as sales per square foot, base minimum rents and leasing spreads, remain in respectable territory, however a challenging retail environment, viz, increasing level of highly visible retail bankruptcies and conventional wisdom promoting the narrative of the death of brick and mortar retail, has indiscriminately brought the entire sector down.

•	Invincible Investment is a JREIT focused primarily in hotel and residential assets. The shares have underperformed due to weakening sentiment for hotel operating metrics and caution over the outlook for increased supply. The company issued equity in the period to acquire more residential assets. A high relative dividend yield and the potential for share buybacks could help to narrow the NAV discount over the medium term.

Manager Commentary (Continued)
April 30, 2017

•	Fibra Uno is the largest Mexican Fibra (REIT equivalent) holding a diversified portfolio of assets across Mexico. Management has put together a high quality portfolio with solid operating metrics and a robust acquisition/development pipeline which has the shares trading at a premium to its NAV. However going forward investors remain cautious as to management’s ability to source accretive deals and drive value creation on share-based acquisitions. Additionally the company’s distribution growth and funds from operations (FFO) yield have lagged peers recently.

Outlook

As we look beyond the largely symbolic 100-day assessment period of the new Trump administration markets appear to be consolidating gains from the global reflation trade which began as rates bottomed in the summer of 2016 but caught a “massive and huge” tailwind from the Trump election and renewed cyclical momentum in China. Risk appetite appears to have crested for the moment in the face of mixed messages for growth prospects from the hard versus soft economic indicators, and perhaps most significantly an ongoing reevaluation of the ability of the U.S. to enact fiscal stimulus, tax reform, infrastructure and deregulation in a timely manner. So which economies could be best positioned to drive the next leg of the global reflation trade? Where does the Fed’s dot plot go from here? What risk could higher bond yields pose to the global economy? These are just a few of the questions that remain top of mind for all investors as we continue to climb a wall of worry comprised of political and policy uncertainties, the slope and velocity of growth and inflation, and the lurking threats of myriad geopolitical crises.

Broadly speaking, we see cause for guarded optimism as the global growth environment appears more balanced than it has in recent memory. A pro-growth agenda, reflationary policies and a measured tightening of interest rates have generally been supportive for real estate returns on an historical basis, however, political uncertainties and a maturing cycle amplify downside risks. In the U.S. REIT market, we expect a widening differentiation of operating data but an overall healthy (but peaking) same-store rental outlook supporting net operating income (NOI) growth in 2017. There are developing signs of cyclical momentum in European markets and the risk premia associated with political outcomes appear to be narrowing. Japan has clearly underperformed but we believe that it’s only a matter of time before equities returns reflect strong underlying fundamentals and robust transaction levels in the physical market. To this point, first quarter 2017 transaction volumes in Japan rose by 51% YoY with acquisitions by overseas investors rising 3.7 times from first quarter 2016 levels according to CBRE. Emerging markets lagged the reflation trade in Q4 2016 but have since recovered from low valuations and have been supported by an improving earnings profile. A growing U.S. economy has historically been a positive for developing markets absent trade protectionism and a sharp overshoot in rates and/or currencies.

While we believe global monetary policy will remain extremely accommodative there seems to be greater scope for divergence among central banks since quantitiative easing (QE) regimes were initiated in response to the financial crisis. The Fed increased rates at both its December and March meetings and markets are currently pricing in one to two increases for the remainder of 2017. However, until there is greater visibility on the new administration’s fiscal agenda it is difficult to say with any conviction where U.S. rates might settle. Adding further uncertainty into the equation are Fed Chair Yellen’s comments regarding shrinking the central bank’s $4.5 trillion balance sheet. The challenge is not exclusively a question of magnitude and pace of the drawdown, but how the Treasury aims to cope with a funding gap as the Fed unwinds $2.5 trillion in government securities. If not handled well, the read through to bond yields and mortgage rates could heighten volatility. The BoJ is expected to stay the course in its battle against deflation and to augment its current approach with further fiscal initiatives. While its commitment to the official Japanese Government Bond (JGB) buying target of JPY80 trillion (approximately $72 billion USD) per annum could be weakening we still believe Kuroda, the Governor of the Bank of Japan, when he says that only an extended overshoot of his 2% consumer price index (CPI) target would trigger policy tightening. We are nowhere near that level. So this leaves all eyes on the tone and tenor of the European Central Bank (ECB) as Mario Draghi, President of the ECB, finds himself occupying the middle ground between the Fed’s tightening impulse and the BoJ’s policy stance. Current market talk is rife with uneasiness regarding the ECB reducing its monthly asset purchases into 2018 and what this policy shift could ultimately mean for bond yields, especially in Spain and Italy.

In China, the government’s intervention revitalized cyclical momentum in its economy, providing much of the heavy lifting for the global reflation trade. Indeed, nominal gross domestic product (GDP) growth in China accelerated from 9.6% YoY in fourth quarter 2016 to 11.8% YoY in first quarter 2017. While uncertainties remain regarding the sustainability of the recovery absent unprecedented liquidity from the People’s Bank of China (PBOC) we remain firmly of the view that slowdowns in China are based on policy shifts not sharp decelerations in demand. The U.S. government stepped back its threat of labeling China a currency manipulator and with tensions rising in North Korea it’s imperative that relations between the U.S. and China are guided by political pragmatism. Periodic volatility in the growth outlook for China could reverberate through global markets and remains one of the dominant drivers of macro instability, particularly with respect to EMs. In the run up to the critical National Congress in fourth quarter 2017 (held every five years), the current Chinese government will want to do everything in its power to ensure political and economic status quo which should help it to consolidate its power and provide leverage to shape the Politburo Standing Committee. As such, we remain cautiously optimistic that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures.

It remains our expectation that there will likely be wide dispersion and volatility of returns by sector and geography, making this an attractive environment for active management. We have outlined frequently in our discussions with shareholders that at this point in the cycle the drivers for real estate have clearly shifted away from cap rate compression toward growth prospects. A strong fiscal

Semi-Annual Report (Unaudited) | April 30, 2017	5

Manager Commentary (Continued)
April 30, 2017

impulse and reflationary backdrop could provide a tailwind for this view and reinforce our long-held preference for companies with attractive valuations, good visibility of cash flow and a history of growing dividends. As such we maintain our bias for markets and asset types with favorable supply/demand dynamics supporting rising net absorption trends as well as heightened rental tension. Another noteworthy investment theme for global real estate could likely come from M&A – as divergent valuations, cheap financing and the market’s emphasis on growth could drive consolidation.

In our view, the geopolitical landscape collectively represents one of the most significant pressures to our outlook as equity markets have become increasingly more phlegmatic about political risks over time. The nuclear aspirations of North Korea and the war in Syria could pose existential threats to nearby regions. The Temer government coalition in Brazil is hanging by a thread after the most recent scandal placing the reform agenda and the viability of Temer’s administration very much in question. The constitutional referendum in Turkey and the purge of cabinet members in South Africa reinforce autocratic ideals inconsistent with shareholder risk tolerance. In the U.K. and Europe uncertainty over the direction of Brexit could add to volatility in asset markets. Although the Netherlands and France have avoided electoral pitfalls, Germany and Italy might still present further challenges for the Eurozone outlook. The list is big and continues growing.

And finally perhaps the biggest wild card in the outlook is that after 100 days of the new administration there are more questions than answers surrounding the potential for a sea change in the U.S. Foremost among them being to what extent does the current administration’s inability to drive legislation undermine its domestic agenda? Where could investors ultimately calibrate their expectations for the President’s ability to overcome the ideological divisions within his own administration, then cobble together consensus in the Republican Party and finally reach out to enough Democrats to enact meaningful legislation? For the time being the economic agenda appears to be languishing and there seems to be a narrowing path for the new administration to enact any meaningful legislation in advance of the August recess.

In this fluid environment, differentiation remains a guiding investment principle and underscores the importance of allocating capital to those companies which embody best in class management teams, strong operating platforms with diverse value creation opportunities, balance sheet discipline and the ability to drive dividend growth over time. Alpine believes it is essential to maintain a diversified portfolio in terms of geography, asset mix and income distribution potential.

Thank you for your continued interest and support.

Sincerely,

Samuel A. Lieber

Joel E.D. Wells

Bruce Ebnother

Portfolio Managers

Past performance is not a guarantee of future results.

Diversification does not guarantee a profit or protect from loss in a declining market.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. For fiscal semi-annual period ended April 30, 2017, it is estimated that 78.5% of the distributions Alpine Global Premier Properties Fund paid were through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which can be illiquid and which may disproportionately increase losses, and have a potentially large impact on Fund performance.

Fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Manager Commentary (Continued)
April 30, 2017

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Semi-Annual Report (Unaudited) | April 30, 2017	7

Manager Commentary (Continued)
April 30, 2017

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

Consumer Price Index is an index of the variation in prices paid by typical consumers for retail goods and other items.

FTSE EPRA/NAREIT® Developed Index is an unmanaged index designed to track the performance of publicly traded real estate companies, defined as the ownership, trading and development of income-producing real estate, in developed markets worldwide.

FTSE EPRA/NAREIT Global Real Estate Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

FTSE The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

Funds from Operations (FFO) refers to the figure used by REITs to define cash flow from their operations.

MSCI REIT Index is a total return index comprising the most actively traded real estate i Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Net Operating Income is a calculation used to analyze real estate investments that generate income.

Real Estate Investment Trust (REIT) is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary (Continued)
April 30, 2017

PERFORMANCE(1) As of April 30, 2017 (Unaudited)
	Ending Value as of 4/30/17	6 Months(2)	1 Year	3 Years	5 Years	10 Years	Since Inception(3)
Alpine Global Premier Properties Fund | NAV(4)	$6.81	12.64%	10.66%	4.57%	8.00%	0.15%	0.14%
Alpine Global Premier Properties Fund | Market Price	$6.08	21.52%	18.53%	4.63%	8.21%	-1.47%	-1.46%
FTSE EPRA/NAREIT Global Index		4.28%	4.10%	5.41%	7.47%	1.62%	1.53%
MSCI US REIT Index		4.09%	5.88%	8.92%	9.23%	4.73%	4.51%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on April 26, 2007. IPO price of $20 used in calculating performance information for market price.
(4)	Performance at NAV includes fees and expenses.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes mortgage REIT and selected specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (unaudited)
Colony NorthStar, Inc.-Class A	5.49%	United States
Starwood Property Trust, Inc.	2.93%	United States
IWG PLC	2.59%	United Kingdom
Dalata Hotel Group PLC	2.59%	Ireland
ADO Properties SA	2.52%	Germany
Kilroy Realty Corp.	2.42%	United States
CyrusOne, Inc.	2.35%	United States
Hispania Activos Inmobiliarios Socimi SA	2.16%	Spain
Equinix, Inc.	2.15%	United States
Simon Property Group, Inc.	2.15%	United States
Top 10 Holdings	27.35%
TOP 5 COUNTRIES* (unaudited)
United States	43.0%
Japan	10.6%
Germany	6.3%
Spain	6.2%
United Kingdom	5.8%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Semi-Annual Report (Unaudited) | April 30, 2017	9

Manager Commentary (Continued)
April 30, 2017

REGIONAL ALLOCATION** As of April 30, 2017 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2017 (Unaudited)

Schedule of Portfolio Investments
April 30, 2017 (Unaudited)

Shares	Security Description	Value

COMMON STOCKS-103.2%

ASIA-21.4%
China-1.6%
1,938,840	CapitaLand Retail China Trust	$2,206,460
1,568,367	China Resources Land, Ltd.	4,355,259
1,700,000	Longfor Properties Co., Ltd.	2,946,126
		9,507,845
India-5.4%
4,973,128	DB Realty, Ltd. (a)	3,641,137
4,000,000	DLF, Ltd.	11,546,712
1,999,368	Hirco PLC (a)(b)(c)	0
2,000,000	Housing Development & Infrastructure, Ltd. (a)	2,818,281
40,129	Kolte-Patil Developers, Ltd.	116,276
1,946,423	Prestige Estates Projects, Ltd.	7,133,052
60,993	Sobha, Ltd.	351,755
850,000	The Phoenix Mills, Ltd.	5,444,466
		31,051,679
Japan-10.6%
100,000	Aeon Mall Co., Ltd.	1,698,139
1,000,309	Hulic Co., Ltd.	9,422,063
2,000	Hulic REIT, Inc.	3,211,482
2,500,000	Ichigo, Inc.	7,266,203
12,278	Invincible Investment Corp.	4,703,033
8,000	Japan Hotel REIT Investment Corp.	5,446,961
2,303,769	Kenedix, Inc.	10,622,447
428,621	Mitsui Fudosan Co., Ltd.	9,418,319
40,000	Open House Co., Ltd.	981,027
216,372	Resorttrust, Inc.	3,722,821
300,000	Seibu Holdings, Inc.	5,237,049
		61,729,544
Singapore-2.3%
3,207,100	Banyan Tree Holdings, Ltd. (a)	1,228,070
5,994,924	Global Logistic Properties, Ltd.	12,357,572
		13,585,642
Thailand-0.3%
905,154	Central Pattana PCL	1,570,085

United Arab Emirates-1.2%
3,500,000	Emaar Properties PJSC	6,841,819

TOTAL ASIA (Cost $127,488,705)		124,286,614
Shares	Security Description	Value

AUSTRALIA-1.0%
Australia-1.0%
1,000,000	Goodman Group	$6,072,768

TOTAL AUSTRALIA (Cost $2,990,963)		6,072,768

EUROPE-31.9%
France-4.8%
258,000	Accor SA	11,760,090
66,715	Kaufman & Broad SA	2,616,215
139,474	Klepierre	5,475,521
100,711	Nexity SA	5,475,898
10,000	Unibail-Rodamco SE	2,455,826
		27,783,550
Germany-6.4%
400,000	ADO Properties SA (d)	14,640,188
1,056,414	Aroundtown Property Holdings PLC	5,489,084
400,000	Dream Global Real Estate Investment Trust	2,900,993
125,421	PATRIZIA Immobilien AG (a)	2,474,207
351,775	TLG Immobilien AG	7,117,725
120,000	Vonovia SE	4,344,345
		36,966,542
Ireland-5.4%
2,796,284	Dalata Hotel Group PLC (a)	15,047,197
7,322,573	Green REIT PLC	10,887,891
4,057,500	Hibernia REIT PLC	5,635,288
		31,570,376
Italy-0.7%
525,028	COIMA RES SpA (d)	4,137,790

Netherlands-1.7%
145,000	InterXion Holding NV (a)(e)	6,040,700
90,000	Wereldhave NV	4,145,003
		10,185,703
Spain-6.2%
25,319	Axiare Patrimonio SOCIMI SA	420,319
834,107	Hispania Activos Inmobiliarios Socimi SA	12,593,092
713,311	Lar Espana Real Estate Socimi SA	5,905,272
200,000	Melia Hotels International SA	2,969,431
480,000	Merlin Properties Socimi SA	5,680,916
425,000	Neinor Homes SLU (a)(d)	8,381,752
		35,950,782
Sweden-0.9%
149,945	JM AB	5,278,454

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2017	11

Schedule of Portfolio Investments
April 30, 2017 (Unaudited)

Shares	Security Description	Value

United Kingdom-5.8%
50,000	Berkeley Group Holdings PLC	$2,109,879
2,440,625	Countryside Properties PLC (d)	8,528,636
3,578,300	IWG PLC	15,057,852
1,124,322	LondonMetric Property PLC	2,452,276
1,441,463	Purplebricks Group PLC (a)	5,512,264
		33,660,907

TOTAL EUROPE (Cost $146,504,937)		185,534,104

NORTH & SOUTH AMERICA-48.9%
Brazil-0.7%
440,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,546,748
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (d)	200,700
195,723	Direcional Engenharia SA	376,147
208,240	Sao Carlos Empreendimentos e Participacoes SA	2,131,573
		4,255,168
Chile-1.4%
3,073,723	Parque Arauco SA	8,018,608

Mexico-3.8%
4,326,924	Concentradora Fibra Hotelera Mexicana SA de CV	3,548,835
3,807,723	Corp. Inmobiliaria Vesta SAB de CV	5,356,025
4,600,979	Fibra Uno Administracion SA de CV	8,018,917
8,250,000	Grupo GICSA SA de CV (a)	5,311,484
		22,235,261
Shares	Security Description	Value

United States-43.0%
250,000	Altisource Residential Corp. (e)	$3,595,000
70,000	Boston Properties, Inc. (e)	8,862,000
150,000	Brookdale Senior Living, Inc. (a)(e)	1,948,500
140,000	CalAtlantic Group, Inc. (e)	5,070,800
30,000	Camden Property Trust (e)	2,469,900
250,000	CBL & Associates Properties, Inc. (e)	2,312,500
2,441,454	Colony NorthStar, Inc.-Class A (e)	31,909,804
75,000	CoreSite Realty Corp. (e)	7,338,750
250,000	CyrusOne, Inc. (e)	13,660,000
200,000	DR Horton, Inc. (e)	6,578,000
50,000	DuPont Fabros Technology, Inc. (e)	2,577,500
30,000	Equinix, Inc. (e)	12,531,000
227,464	Extended Stay America, Inc. (e)	3,966,972
250,000	GGP, Inc. (e)	5,402,500
79,697	Hilton Worldwide Holdings, Inc. (e)	4,699,732
37,500	Impac Mortgage Holdings, Inc. (a)(e)	536,250
30,000	Jones Lang LaSalle, Inc. (e)	3,445,800
200,000	Kilroy Realty Corp. (e)	14,106,000
180,000	Lennar Corp.-Class A (e)	9,090,000
233,707	LGI Homes, Inc. (a)(e)	7,438,894
316,812	NorthStar Realty Europe Corp. (e)	3,684,523
450,000	NRG Yield, Inc.-Class A (e)	7,803,000
100,000	NRG Yield, Inc.-Class C (e)	1,770,000
940	NVR, Inc. (a)	1,984,575
51,739	Park Hotels & Resorts, Inc. (e)	1,328,140
150,000	Pattern Energy Group, Inc. (e)	3,303,000
75,742	Simon Property Group, Inc. (e)	12,517,123
15,000	SL Green Realty Corp. (e)	1,573,950
750,944	Starwood Property Trust, Inc. (e)	17,038,919
200,026	Taylor Morrison Home Corp.-Class A (a)(e)	4,620,601
850,000	TerraForm Power, Inc.-Class A (a)(e)	10,701,500
60,000	The Howard Hughes Corp. (a)(e)	7,386,600
100,000	Toll Brothers, Inc. (e)	3,599,000
1,196,931	Two Harbors Investment Corp. (e)	11,957,341
250,000	Washington Prime Group, Inc. (e)	2,200,000
501,771	William Lyon Homes-Class A (a)(e)	11,038,962
		250,047,136

TOTAL NORTH & SOUTH AMERICA (Cost $261,394,478)		284,556,173

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments (Continued)
April 30, 2017 (Unaudited)

Shares	Security Description	Value

TOTAL COMMON STOCKS (Cost $538,379,083)		$600,449,659

TOTAL INVESTMENTS (Cost $538,379,083) (f) - 103.2%		600,449,659

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.2)%		(18,650,187)

TOTAL NET ASSETS 100.0%		$581,799,472

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.0% of the Fund’s net assets.
(c)	Illiquid security.
(d)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 6.2% of the Fund’s net assets.
(e)	All or a portion of the security has been designated as collateral for the line of credit.
(f)	See Note 7 for the cost of investments for federal tax purposes.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

PCL - Public Company Limited

PJSC - Public Joint Stock Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2017	13

Statement of Assets and Liabilities

April 30, 2017 (Unaudited)

ASSETS:

Investments, at value(1)	$600,449,659
Foreign currencies, at value(2)	119,429
Cash	13
Receivable from investment securities sold	2,364,170
Dividends receivable	1,035,466
Tax reclaim receivable	204,293
Prepaid expenses and other assets	60,314
Total assets	604,233,344

LIABILITIES:

Loan payable (Note 8)	20,504,679
Interest on loan payable	4,296
Unrealized depreciation on forward currency contracts	1,194,682
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	499,957
Trustee fees (Note 4)	12,268
Administration fees	19,586
Compliance fees (Note 4)	11,297
Other	187,107
Total liabilities	22,433,872
Net Assets	$581,799,472

NET ASSETS REPRESENTED BY:

Paid-in-capital	$1,023,831,497
Distributions in excess of net investment income	(31,651,570)
Accumulated net realized loss from investments and foreign currency transactions	(471,252,998)
Net unrealized appreciation on investments and foreign currency translations	60,872,543
Net Assets	$581,799,472
Net asset value
Net assets	$581,799,472
Shares of beneficial interest issued and outstanding	85,407,951
Net asset value per share	$6.81
(1) Total cost of investments	$538,379,083
(2) Cost of foreign currencies	$119,429

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Six Months Ended April 30, 2017 (Unaudited)

INVESTMENT INCOME:

Dividend income	$9,335,925
Less: Foreign taxes withheld	(358,919)
Interest and other income	101,764
Total investment income	9,078,770

EXPENSES:

Investment advisory fee (Note 4)	2,872,452
Interest on loan (Note 8)	273,823
NYSE fees	70,629
Administration fee (Note 4)	64,475
Printing and mailing fees	45,320
Audit and tax fees	38,095
Legal fees	36,045
Trustee fees(Note 4)	26,483
Accounting and custody fees	21,635
Insurance fees	14,057
Compliance fees(Note 4)	11,297
Other fees	126,347
Total expenses	3,600,658
Net investment income	5,478,112

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain/(loss) from:
Investments	(3,224,646)
Foreign currency transactions	9,381,241
Net realized gain from investments and foreign currency	6,156,595
Change in net unrealized appreciation/(depreciation) on:
Investments	55,829,502
Foreign currency translations	(4,832,740)
Change in net unrealized appreciation on investments and foreign currency	50,996,762
Net gain on investments and foreign currency	57,153,357
Increase in net assets from operations	$62,631,469

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2017	15

Statements of Changes in Net Assets

	For the Six Months
	Ended	For the
	April 30, 2017	Year Ended
	(Unaudited)	October 31, 2016
OPERATIONS:

Net investment income	$5,478,112	$14,844,500
Net realized gain (loss) from:
Investments	(3,224,646)	24,157,271
Foreign currency transactions	9,381,241	(4,615,652)
Change in net unrealized appreciation/(depreciation) on:
Investments	55,829,502	(61,776,356)
Foreign currency translations	(4,832,740)	3,701,357
Increase (decrease) in net assets from operations	62,631,469	(23,688,880)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(25,622,386)	(30,878,905)
From tax return of capital	—	(20,365,866)
Decrease in net assets from distributions to shareholders	(25,622,386)	(51,244,771)
Net increase (decrease) in net assets	37,009,083	(74,933,651)
Net Assets:
Beginning of period	544,790,389	619,724,040
End of period*	$581,799,472	$544,790,389

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of period	85,407,951	85,407,951
Common shares outstanding – end of period	85,407,951	85,407,951
*Including distributions in excess of net investment income of:	$(31,651,570)	$(11,507,296)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2017	Years Ended October 31,
	(Unaudited)	2016	2015†	2014†	2013†	2012†

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period	$6.38	$7.26	$7.82	$8.17	$7.75	$6.92
Income from investment operations:
Net investment income	0.06	0.17	0.14	0.22	0.34	0.16
Net realized and unrealized gain (loss)	0.67	(0.45)	(0.11)	0.03	0.68	1.27
Total from investment operations	0.73	(0.28)	0.03	0.25	1.02	1.43

LESS DISTRIBUTIONS:

From net investment income	(0.30)	(0.36)	(0.53)	(0.32)	(0.45)	(0.41)
Tax return of capital	—	(0.24)	(0.07)	(0.28)	(0.15)	(0.19)
Total distributions	(0.30)	(0.60)	(0.60)	(0.60)	(0.60)	(0.60)
Anti-Dilutive effect of share repurchase program	—	—	0.01	—	—	—
Net asset value per share, end of period	$6.81	$6.38	$7.26	$7.82	$8.17	$7.75
Per share market value, end of period	$6.08	$5.28	$6.14	$6.88	$7.47	$7.32

Total return based on:
Net Asset Value(a)	12.64%(b)	(2.18)%	1.71%	4.06%	14.04%	22.87%
Market Value(a)	21.52%(b)	(4.28)%	(2.23)%	0.13%	10.40%	33.62%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$581,799	$544,790	$619,724	$672,125	$702,414	$666,271
Ratio of total expenses to average net assets(c)	1.32%(d)	1.33%	1.28%	1.29%	1.33%	1.29%
Ratio of net investment income to average net assets	2.01%(d)	2.61%	1.86%	2.75%	4.11%	4.13%
Portfolio turnover	12%(b)	40%	41%	58%	49%	59%

Borrowing at End of period
Aggregate Amount Outstanding (000)	$20,505	$12,602	$53,158	$15,216	$38,542	N/A
Asset Coverage Per $1,000 (000)	$29,374	$44,230	$12,658	$45,171	$19,224	N/A

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.22% for the six months ended April 30, 2017, and 1.24%, 1.22%, 1.23%, 1.26% and 1.27% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2017	17

Notes to Financial Statements
April 30, 2017 (Unaudited)

1. Organization:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services — Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or

Notes to Financial Statements
April 30, 2017 (Unaudited)

appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Semi-Annual Report (Unaudited) | April 30, 2017	19

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Australia	$6,072,768	$—	$—	$6,072,768
Brazil	4,255,168	—	—	4,255,168
Chile	8,018,608	—	—	8,018,608
China	9,507,845	—	—	9,507,845
France	27,783,550	—	—	27,783,550
Germany	36,966,542	—	—	36,966,542
India	31,051,679	—	0	31,051,679
Ireland	31,570,376	—	—	31,570,376
Italy	4,137,790	—	—	4,137,790
Japan	61,729,544	—	—	61,729,544
Mexico	22,235,261	—	—	22,235,261
Netherlands	10,185,703	—	—	10,185,703
Singapore	13,585,642	—	—	13,585,642
Spain	35,950,782	—	—	35,950,782
Sweden	5,278,454	—	—	5,278,454
Thailand	—	1,570,085	—	1,570,085
United Arab Emirates	6,841,819	—	—	6,841,819
United Kingdom	33,660,907	—	—	33,660,907
United States	250,047,136	—	—	250,047,136
Total	$598,879,574	$1,570,085	$0	$600,449,659

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	—	(1,194,682)	—	(1,194,682)
Total	$—	$(1,194,682)	$—	$(1,194,682)

* For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2017, open Federal and New York tax years include the tax years ended October 31, 2013 through 2016. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2017, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

On July 5, 2011, the Fund, acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can include long-term capital gains in its distribution as frequently as twelve times a year. The Board views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax- free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translations gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally,

Semi-Annual Report (Unaudited) | April 30, 2017	21

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold equity-linked structured notes as of April 30, 2017.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2017, the Fund entered into eleven forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $113,388,285. This is based on amounts held as of each month-end throughout the period.

The Fund held the following forward currency contracts as of April 30, 2017:

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	06/07/17	45,000,000 EUR	$48,663,000	$49,101,311	$(438,311)
British Pound	State Street Bank and Trust Company	06/07/17	10,000,00 GBP	12,737,200	12,964,313	(227,113)
Japanese Yen	State Street Bank and Trust Company	06/07/17	4,000,000,000 JPY	35,401,990	35,931,248	(529,258)
					$97,996,872	$(1,194,682)

I. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2017. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the period.

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2017:

Derivatives	Statement of Assets and Liabilities Location	Unrealized/ Depreciation
Forward Currency Contracts

Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(1,194,682)

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2017:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation

Forward Currency Contracts

Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$9,350,071
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(4,861,660)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2017 are as follows:

Purchases	Sales
$72,577,291	$70,623,163

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2017.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. Managed Assets is defined as being “equal to the net asset value of the Fund’s common shares plus the principal amount of any borrowings for investment purposes that are outstanding and the liquidation preference of any preferred shares.”

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of the Adviser, receives compensation from the Funds.

5. Capital Transactions:

During the year ended October 31, 2016 and the period ended April 30, 2017, there were no shares repurchased.

6. Concentration of Risk:

The Fund invests a substantial amount of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

7. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2016 were as follows:

Distributions paid from:
Ordinary Income	$30,878,905
Return of Capital	20,365,866
Total	$51,244,771

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and taxable overdistributions. Accordingly, for the year ended October 31, 2016, the effect of certain differences were reclassified. The Fund increased accumulated net investment by $26,680,829 and decreased accumulated net realized loss by $633,864,945, and decreased paid in capital by $660,545,774. These differences were primarily due to

Semi-Annual Report (Unaudited) | April 30, 2017	23

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2016, the Fund utilized $17,098,875 of capital loss carryovers. As of October 31, 2016, the Fund had available for tax purposes unused capital loss carryovers of $369,610,833, expiring on October 31, 2017, unused capital loss carryovers of $67,561,774, expiring on October 31, 2018 and unused capital loss carryovers of $32,169,593, expiring on October 31, 2019. During the year ended October 31, 2016, the Fund expired $644,044,219 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

There were no capital loss carryovers as of October 31, 2016, with no expiration.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(469,342,200)
Unrealized depreciation	(9,698,915)
Total	$(479,041,115)

As of April 30, 2017 net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
$538,379,083	$104,559,024	$(42,488,448)	$62,070,576

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

8. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2017, the amount available for investment purposes was $60,423,334. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the period ended April 30, 2017, the average borrowing by the Fund was $30,910,086 with an average rate on borrowings of 1.76%. During the period ended April 30, 2017, the maximum borrowing by the Fund was $44,385,628. Interest expense related to the line of credit for the period ended April 30, 2017 was $273,823. As of April 30, 2017, the outstanding loan for the Fund was $20,504,679.

9. Subsequent Events:

Distributions: The Fund paid a distribution of $4,270,398 or $0.05 per common share on May 31, 2017 to common shareholders of record on May 23, 2017.

The Fund will also pay a distribution of $4,270,398 or $0.05 per common share payable on June 30, 2017 to common shareholders of record on June 23, 2017.

Additional Information
April 30, 2017 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Semi-Annual Report (Unaudited) | April 30, 2017	25

Additional Information (Continued)
April 30, 2017 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2016, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	5.40%
Qualified Dividend Income	22.97%

Shareholder Meeting

On May 9, 2017, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two Trustees to the Board and to conduct other business. The results of the proposals below reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Ms. Eleanor T.M. Hoagland as a Trustee to the Board for a term of three years to expire at the 2020 Annual Meeting or until her successor has been duly elected and qualified.

Eleanor T.M. Hoagland
For	73,191,924
Withheld	2,507,185

Proposal 2: To elect Mr. Jeffrey E. Wacksman as a Trustee to the Board for a term of three years to expire at the 2020 Annual Meeting or until his successor has been duly elected and qualified.

Jeffrey E. Wacksman
For	72,865,259
Withheld	2,833,851

Proposal 3: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	20,793,311
Against	14,478,030
Abstain	743,876

Samuel A. Lieber and H. Guy Leibler continued to serve as Trustees of the Trust following the Annual Meeting of Shareholders.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber
Eleanor T.M. Hoagland
H. Guy Leibler
Jeffrey E.Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Notices to shareholders regarding the Fund’s distributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2017